Exhibit 10.13

                         GRAND HAVANA ENTERPRISES, INC.
                       1990 WESTWOOD BOULEVARD, PENTHOUSE
                              LOS ANGELES, CA 90025


                               September 26, 2004


United Film Distributors, Inc.
1990 Westwood Boulevard, Third Floor
Los Angeles, California  90025
Attention:  Brian Shuster

Dear Mr. Shuster:

      When   countersigned  by  you  below,  this  letter  will  set  forth  our understanding and constitute our agreement as to the following:

      As of September 26, 2004, Grand Havana Enterprises, Inc. (the "Company") is indebted to United Film Distributors, Inc., a Delaware corporation ("United Film"), in the total amount of $798,785.98, which represents $463,635.16 in principal and $335,150.82 in unpaid interest accrued as of the date hereof, as a result of that certain Promissory Note, dated March 1, 2004, in the principal amount of $782,916.88 (the "Outstanding Promissory Note"). United Film hereby acknowledges and agrees that the Outstanding Promissory Note is hereby cancelled and terminated effective as of the date hereof, without any further liability or obligations by the Company thereunder and, in consideration for such cancellation and termination, the Company will issue to United Film a new, unsecured promissory note in the amount of $798,785.98.

      This letter agreement may be executed in two or more counterparts by original or facsimile signature, each of which when so executed will be deemed to be an original, and all of which together will be deemed to constitute one and the same agreement.

      If the foregoing is in accordance with your understanding, please so indicate by signing where provided below and returning one fully-signed copy hereof to us, whereupon this letter will constitute an agreement fully binding on the parties hereto in accordance with its terms under the laws of the State of California.


                                        Very truly yours,


                                        GRAND HAVANA ENTERPRISES, INC.,
                                        a Delaware corporation


                                        By: /s/ Stanley Shuster
                                            ------------------------------------
                                            Name:  Stanley Shuster
                                            Title: President


                                        AGREED AND ACCEPTED:


                                        UNITED FILM DISTRIBUTORS, INC.
                                        a Delaware corporation


                                        By: /s/ Brian Shuster
                                            ------------------------------------
                                            Name:  Brian Shuster
                                            Title: President


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